                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-05767

                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Municipal Income Trust

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Additional Information

<Click Here> Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and state and local taxes may also apply. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Average Annual Total Returns
Scudder Strategic Municipal Income Trust	6-Month++	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	.91%	3.45%	7.56%	7.05%	6.96%
Based on Market Price	-4.67%	-.44%	6.96%	6.76%	6.47%
Lehman Brothers Municipal Bond Index+	-.22%	-.03%	5.52%	5.49%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/04	As of 11/30/03
Net Asset Value	$ 11.89	$ 12.23
Market Price	$ 11.60	$ 12.62

Distribution Information
Six Months: Income Dividends (common shareholders) as of 5/31/04	$ .45
May Income Dividend (common shareholders)	$ .075
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/04++	7.57%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/04++	7.76%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/04++	11.65%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/04++	11.94%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Philip G. Condon and Rebecca L. Wilson serve as portfolio co-managers of Scudder Strategic Municipal Income Trust. In the following interview, Scudder's municipal bond team discusses the trust's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2004?

A: The semiannual period was somewhat lackluster for municipal bonds. While the broad bond market showed a slight gain, municipal bonds logged a slight decline for the six-month period ended May 31, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, fell -0.22% for the semiannual period. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 0.60% for the same period.1

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Municipal bond yields rose over the period, and 10-year municipal bonds slightly underperformed 10-year US Treasury bonds. For the period, 10-year Treasury bond yields moved from 4.33% to 4.66%, a rise of 0.33 percentage points.2 Ten-year municipal bond yields rose 0.38 percentage points from 3.55% to 3.93%.3 The municipal bond yield curve between maturities of two years to 30 years flattened. A flattening yield curve means that the difference in yields between longer-term and shorter-term maturities is becoming smaller, and investors generally have less incentive to buy bonds with longer maturities. The following graph shows municipal bond yield changes from the beginning to the end of the period. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

2 Source: Municipal Market Data
3 Source: Municipal Market Data
AAA Municipal bond yield curve (as of 11/28/03 and 5/28/04)

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

The Federal Reserve Board made no changes to the federal funds rate during the period, but over the course of the period indicated that it was more likely that a rate increase was probable. On the economic front, the economy continued to make headway as reports on manufacturing, housing and economic growth strengthened. Still, in the early months of the period doubts remained as to whether the economy was in a full recovery, as employment figures remained less robust. In the final months of the period, the Fed began to send signals that the economy was in full recovery and inflation was becoming a greater concern, and that "measured" increases in the federal funds rate were more imminent.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Overall, municipal bonds generally had record levels of supply throughout much of 2003, as states worked to make up for revenue shortfalls and refinance old debt at lower rates. In contrast, high-yield bonds were in short supply as new issuance remained slow. High-yield municipal bond demand was high throughout most of the period, as investors sought out higher-yield securities in the midst of a historically low interest rate environment.

Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or a flood of supply can cause a bond's price to decline. A bond's yield moves in the opposite direction of its price.

Q: How did Scudder Strategic Municipal Income Trust perform for the semiannual period ended May 31, 2004?

A: Scudder Strategic Municipal Income Trust delivered a total return at net asset value of 0.91%. The Trust posted a market value of -4.67%. Its average peer in the Lipper High Yield General Municipal Debt Funds category for closed-end funds delivered 0.74% in the period.4 The trust's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, posted a -0.22% loss. (Please see page 4 for more complete performance information.)

4 The Lipper High Yield General Municipal Debt Funds category includes closed-end funds that invest at least 50% of assets in lower-rated municipal debt issues.

Q: How was the Trust positioned, and how did this positioning contribute to its performance for the semiannual period ended May 31, 2004?

A: High-yield municipal bonds performed strongly for the semiannual period, as the low interest rate environment caused investors to clamor for higher-yielding investments. This heightened demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, and the outlook for entities issuing high-yield bonds improved. As a result, yield spreads for high-yield bonds also tightened during the period.5 BBB-rated hospital bonds proved to be one better-performing segment of the high-yield market, as they were relatively cheap and demand remained strong. Our stake in such securities aided results.

5 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

In addition, our overall selection of premium callable bonds helped boost returns.6 Premium callable bonds outperformed noncallable bonds. For the same maturity, premium callable bonds offered similar yields as noncallable bonds, but with a shorter duration.7 For example, a premium callable bond would be priced to a 10-year call with a yield equivalent of a 20-year security.

6 A callable bond can be redeemed by the issuer prior to its maturity. Usually a premium is paid to the bond owner when the bond is called.
7 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

The Trust's results benefited from the use of leverage. Overall interest rates, despite the fluctuations discussed earlier, remained at historical lows during the period. As a result, we were able to use outstanding shares to borrow money at attractive rates, which could fund additional investments.

Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve, mostly in two to 10 years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Portfolio Composition	5/31/04	11/30/03

Revenue Bonds	73%	73%
US Government Secured	14%	12%
General Obligation Bonds	10%	12%
Lease Obligations	3%	3%
	100%	100%

Quality	5/31/04	11/30/03

AAA	32%	32%
AA	3%	3%
A	9%	8%
BBB	22%	27%
BB	3%	-
B	1%	-
Not Rated	30%	30%
	100%	100%

Interest Rate Sensitivity	5/31/04	11/30/03

Average Maturity	11.2 years	11.8 years
Duration	6.5 years	6.8 years

Top Five State Allocations at May 31, 2004 (42.0% of Investment Portfolio)
1. Texas	14.3%
2. New York	8.6%
3. Illinois	7.8%
4. California	5.7%
5. Florida	5.6%

Portfolio composition, quality, interest rate sensitivity and top five state allocations are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Additional Information section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 151.8%
Alabama 2.1%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,111,850
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,529,370
		2,641,220
Arizona 1.5%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	2,050,000	1,923,720
California 8.5%
California, Special Assessment Revenue, Golden State TOB Securitization Corp.:
Series B, 5.625%, 6/1/2038	1,890,000	1,878,641
Series 2003-A-1, 6.75%, 6/1/2039	4,500,000	3,967,110
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	1,920,000	1,994,150
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,190,000	1,220,048
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	1,924,420
		10,984,369
Colorado 6.8%
Arapahoe County, CO, Highway Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, Zero Coupon, 8/31/2010	5,000,000	3,498,000
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,078,960
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	1,150,000	1,210,570
Denver, CO, Airport Revenue:
AMT, Series A, Prerefunded, 7.5%, 11/15/2023	170,000	178,019
AMT, Series A, 7.5%, 11/15/2023	830,000	864,744
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	1,760,000	1,860,883
		8,691,176
Connecticut 2.6%
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	1,933,800
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, Zero Coupon, 9/1/2017	2,000,000	933,540
Series B, Zero Coupon, 9/1/2018	1,000,000	435,490
		3,302,830
District of Columbia 0.8%
District of Columbia, Core City GO, Series A, 5.0%, 6/1/2018 (b)	1,000,000	1,025,010
Florida 8.5%
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	2,000,000	2,415,340
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	2,000,000	1,907,280
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 6.75%, 11/15/2029	1,600,000	1,553,264
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	1,875,000	1,915,406
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	982,310
Palm Beach County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, 5.125%, 11/15/2029	1,000,000	910,120
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Facilities, Bayfront Projects, 1.08%*, 7/1/2034 (c)	1,300,000	1,300,000
		10,983,720
Georgia 0.9%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South George Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,209,838
Hawaii 1.1%
Hawaii, State GO, Lease, Series CU, 5.75%, 10/1/2011 (b)	1,250,000	1,399,750
Illinois 11.8%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011	1,360,000	1,369,166
Chicago, IL, Core City GO, Board of Education, Series A, 5.75%, 12/1/2017 (b)	1,380,000	1,523,065
Illinois, Core City GO, 5.0%, 6/1/2019 (b)	3,000,000	3,082,110
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,398,065
Illinois, State GO, Prerefunded, 6.0%, 1/1/2013 (b)	3,315,000	3,769,420
St. Charles, IL, Multi Family Housing Revenue, Wessel Court Project, AMT, 7.6%, 4/1/2024	1,685,000	1,681,765
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,365,000	1,408,148
		15,231,739
Indiana 2.2%
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	2,824,050
Iowa 2.5%
Iowa, Senior Care Revenue, On With Life Project, 7.25%, 8/1/2015	2,000,000	1,998,200
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 6.45%, 5/1/2011	1,225,000	1,249,549
		3,247,749
Kansas 1.9%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	476,700
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	2,000,000	1,996,280
		2,472,980
Kentucky 0.8%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,038,070
Louisiana 2.4%
Morehouse Parish, LA, Pollution Control Revenue, International Paper Co. Project, Series A, 5.25%, 11/15/2013	3,000,000	3,069,570
Maryland 7.8%
Anne Arundel County, MD, County GO, National Business Park Project, Prerefunded, 7.375%, 7/1/2028	1,000,000	1,231,740
Anne Arundel County, MD, County REV Lease, Arundel Mills Project, Prerefunded, 7.1%, 7/1/2029	1,500,000	1,796,355
Maryland, Higher Education Revenue, Collegiate Housing Foundation:
Series A, 5.75%, 6/1/2019	1,000,000	1,009,460
Series A, 5.75%, 6/1/2031	1,000,000	988,510
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	1,000,000	1,125,730
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	3,893,880
		10,045,675
Massachusetts 8.3%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	2,000,000	2,301,340
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,036,230
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	2,000,000	1,933,840
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	1,790,000	1,824,780
Massachusetts, State General Obligation, Central Artery Project, Series A, 1.1%*, 12/1/2030	100,000	100,000
Massachusetts, State GO, Consolidated Loan, Series B, Prerefunded, 5.0%, 4/1/2016 (b)	3,175,000	3,435,001
		10,631,191
Michigan 3.8%
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,055,280
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,064,430
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	380,000	404,145
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,406,054
		4,929,909
Missouri 3.5%
St. Louis, MO, Industrial Development Authority Revenue, St. Louis Convention Center, AMT, Series A: 7.2%, 12/15/2028	2,000,000	1,849,940
6.875%, 12/15/2020	1,000,000	917,210
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,510,000	1,760,524
		4,527,674
Nebraska 0.3%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, AMT, Series A, 6.7%, 9/1/2026 (b)	355,000	362,810
Nevada 1.7%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	1,963,280
Nevada, Single Family Housing Revenue:
AMT, Series C, 6.5%, 4/1/2028 (b)	240,000	246,850
AMT, Series B2, 7.9%, 10/1/2021 (b)	20,000	20,031
		2,230,161
New Hampshire 3.4%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,068,780
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,319,340
New Hampshire, Senior Care Revenue, Higher Education Revenue, Havenwood Heritage Heights, 7.45%, 1/1/2025	2,000,000	2,021,660
		4,409,780
New Jersey 2.0%
New Jersey, Higher Education Revenue, Education Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,040,000	1,060,571
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,745,000	1,481,558
		2,542,129
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,750,688
New York 13.1%
Nassau County, NY, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (b)	2,825,000	3,162,079
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	845,000	917,341
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.125%, 4/1/2019 (b)	1,450,000	1,590,201
New York, State GO Lease, Higher Education Revenue, Dormitory Authority, State University, Prerefunded, 5.125%, 5/15/2021 (b)	1,880,000	1,932,132
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, ETM, Series Y, 6.0%, 1/1/2012	5,000,000	5,651,400
New York, NY, Core City GO, Series C, 7.0%, 2/1/2010	315,000	317,659
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	490,000	555,351
New York, NY, Transitional Finance Authority:
1.1%*, 11/1/2022	1,000,000	1,000,000
Series B, Prerefunded, 6.0%, 11/15/2013	1,510,000	1,737,934
		16,864,097
North Carolina 1.9%
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,031,170
Series B, 6.375%, 1/1/2013	1,300,000	1,448,824
		2,479,994
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,076,010
Oklahoma 1.1%
Woodward, OK, Hospital & Healthcare Revenue, Municipal Authority Hospital, 8.5%, 11/1/2014	1,335,000	1,369,229
Pennsylvania 4.6%
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	2,031,120
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Philadelphia College of Textiles and Science, 6.7%, 4/1/2014	2,000,000	2,092,240
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	779,445
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	1,000,000	1,071,580
		5,974,385
Rhode Island 1.3%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	2,000,000	1,716,020
South Carolina 7.1%
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	2,000,000	1,941,060
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	1,545,000	1,657,692
Series A, Prerefunded, 7.375%, 12/15/2021	1,000,000	1,227,790
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024 (b)	4,150,000	4,292,387
		9,118,929
South Dakota 1.6%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	1,997,440
Tennessee 1.7%
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,234,680
Texas 21.8%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,333,075
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	1,995,000	991,156
Crowley, TX, School District GO, 5.125%, 8/1/2025	4,000,000	4,013,280
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	2,000,000	2,042,440
Houston, TX, Core City GO, Series A, 5.0%, 3/1/2016	3,000,000	3,093,390
Houston, TX, School District GO, Series A, 5.0%, 2/15/2024	2,000,000	2,006,520
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	2,000,000	1,559,540
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,075,560
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013	5,000,000	5,603,400
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	1,000,000	1,012,720
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012 (b)	3,860,000	4,317,950
		28,049,031
Utah 0.1%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026 (b)	105,000	105,404
Virgin Islands 2.6%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,323,640
Virginia 2.2%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,090,980
Loudoun County, VA, Industrial Development Authority Revenue, Howard Hughes Medical Center, Series A, 1.08%*, 2/15/2038	800,000	800,000
		2,890,980
Washington 0.7%
Seattle, WA, Airport Revenue, Northwest Airlines Project, AMT, 7.25%, 4/1/2030	1,000,000	845,370
West Virginia 1.8%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Series A, 6.75%, 9/1/2022	390,000	426,586
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	1,610,000	1,921,760
		2,348,346
Wisconsin 2.1%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	1,000,000	953,020
6.875%, 4/15/2030	1,000,000	1,070,130
Wisconsin, Hospital & Healthcare Revenue, Memorial Hospital Oconomowoco Project, Prerefunded, 6.35%, 7/1/2017	600,000	628,668
		2,651,818

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $185,392,817) (a)	151.8	195,521,181
Other Assets and Liabilities, Net	2.5	3,275,152
Preferred Shares, at Redemption Value	(54.3)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	128,796,333

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2004.
(a) The cost for federal income tax purposes was $185,047,157. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,474,024. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,173,123 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,699,099.
(b) Bond is insured by one of these companies:
Insurance coverage		As a % of total investment portfolio
AMBAC	AMBAC Assurance Corp.	2.2
FGIC	Financial Guaranty Insurance Company	2.9
FHA	Federal Housing Administration	0.4
FSA	Financial Security Assurance	2.4
MBIA	Municipal Bond Investors Assurance	7.6

(c) Security incorporates a letter of credit from a major bank.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments in securities, at value (cost $185,392,817)	$ 195,521,181
Cash	14,559
Receivable for investments sold	55,000
Interest receivable	3,445,802
Other assets	33,345
Total assets	199,069,887
Liabilities
Dividends payable	74,030
Accrued management fee	102,443
Other accrued expenses and payables	97,081
Total liabilities	273,554
Preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 128,796,333
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	2,532,513
Net unrealized appreciation (depreciation) on investments	10,128,364
Accumulated net realized gain (loss)	(3,839,435)
Paid-in capital	119,974,891
Net assets applicable to common shareholders	$ 128,796,333
Net Asset Value
Net Asset Value, per common share ($128,796,333 / 10,830,643 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 6,179,346
Expenses: Management fee	609,323
Services to shareholders	60,160
Custodian fees	6,373
Auditing	22,875
Legal	3,820
Trustees' fees and expenses	13,141
Reports to shareholders	11,600
Auction agent fee	49,398
Stock exchange listing fees	16,600
Other	2,790
Total expenses, before expense reductions	796,080
Expense reductions	(53)
Total expenses, after expense reductions	796,027
Net investment income	5,383,319
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(437,207)
Net unrealized appreciation (depreciation) during the period on investments	(3,350,317)
Net gain (loss) on investment transactions	(3,787,524)
Dividends on preferred shares	(351,504)
Net increase (decrease) in net assets resulting from operations	$ 1,244,291

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income	$ 5,383,319	$ 10,688,247
Net realized gain (loss) on investment transactions	(437,207)	(3,163,953)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,350,317)	6,723,428
Dividends on preferred shares	(351,504)	(744,864)
Net increase (decrease) in net assets resulting from operations	1,244,291	13,502,858
Distributions to common shareholders from: Net investment income	(4,868,151)	(9,372,241)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	317,819	576,947
Net increase (decrease) in net assets from Fund share transactions	317,819	576,947
Increase (decrease) in net assets	(3,306,041)	4,707,564
Net assets at beginning of period	132,102,374	127,394,810
Net assets at end of period (including undistributed net investment income of $2,532,513 and $2,368,849, respectively)	$ 128,796,333	$ 132,102,374
Other Information
Shares outstanding at beginning of period	10,805,100	10,757,035
Shares issued to common shareholders in reinvestment of distributions	25,543	48,065
Shares outstanding at end of period	10,830,643	10,805,100

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004[a]	2003	2002[b]	2001[c]	2000[c]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 11.84	$ 11.83	$ 11.37	$ 11.31	$ 12.24
Income from investment operations: Net investment income[d]	.50	.99	1.01	1.01	1.01	.78
Net realized and unrealized gain (loss) on investment transactions	(.36)	.34	(.13)	.40	.13	(.83)
Dividends on preferred shares (common share equivalent): From net investment income	(.03)	(.07)	(.09)	(.20)	(.27)	(.05)
Total from investment operations	.11	1.26	.79	1.21	.87	(.10)
Less distributions from: Net investment income to common shareholders	(.45)	(.87)	(.78)	(.75)	(.75)	(.75)
Net realized gains on investment transactions (common shares)	-	-	-	-	(.06)	(.01)
Total distributions to common shareholders	(.45)	(.87)	(.78)	(.75)	(.81)	(.76)
Dilution resulting from preferred shares[e]	-	-	-	-	-	(.07)
Net asset value, end of period	$ 11.89	$ 12.23	$ 11.84	$ 11.83	$ 11.37	$ 11.31
Market value, end of period	$ 11.60	$ 12.62	$ 11.78	$ 12.01	$ 10.51	$ 10.31
Total Return
Based on net asset value (%)[f]	.91**	10.85	7.00	10.98	8.63	(1.35)
Based on market price (%)[f]	(4.67)**	15.16	4.86	21.78	10.13	(14.08)

Years Ended November 30, (continued)	2004[a]	2003	2002[b]	2001[c]	2000[c]	1999[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129	132	127	127	122	122
Ratio of expenses (%) (based on net assets of common shares)	1.19*	1.28	1.32	1.26	1.50	1.12
Ratio of expenses (%) (based on net assets of common and preferred shares)[e]	.78*	.83	.86	.81	.95	1.01
Ratio of net investment income (loss) (%) (based on net assets of common shares)	8.10*	8.26	8.49	8.55	9.07	6.55
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)[e]	5.31*	5.36	5.48	5.52	5.73	5.99
Portfolio turnover rate (%)	9*	14	7	15	33	24
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)[g]	70	70	70	70	70	70
Asset coverage per share ($)[g]	70,999	72,200	70,500	70,400	69,000	68,000
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000	25,000
[a] For the six months ended May 31, 2004 (Unaudited).
[b] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by $.01, decrease net realized and unrealized gain (loss) per share by $.01, and increase the ratio of net investment income to average net assets from 8.42% to 8.49%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[c] In 2001 the Fund changed its method of classifying preferred shares.
[d] Based on average common shares outstanding during the period.
[e] On September 29, 1999, the Fund issued 2,800 preferred shares.
[f] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[g] Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $3,595,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($260,000), November 30, 2010 ($171,000) and November 30, 2011 ($3,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through November 30, 2003, the Fund incurred approximately $31,300 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2004.

Distribution of Income and Gains. Distributions of net investment income if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, each at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The auction agent will pay each broker-dealer a service charge from funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $9,009,100 and $9,188,455, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of the Fund's average weekly net assets, of common shares plus the value of preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2004, the amount charged to the Fund by SISC aggregated $60,160, of which $3,503 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2004, the Fund's custodian fees were reduced by $53, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Strategic Municipal Income Trust (the "fund") was held on June 29, 2004 at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect nine Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	6,202,832	293,580
Lewis A. Burnham	6,211,272	285,140
Donald L. Dunaway	6,220,218	276,194
James R. Edgar	6,225,498	270,914
Paul K. Freeman	6,228,568	267,844
Robert B. Hoffman	6,220,848	275,564
Shirley D. Peterson	6,226,268	270,144
William N. Shiebler	2,445	5
John G. Weithers	2,445	5

2. To ratify the selection of Ernst & Young LLP as the fund's independent auditors for the current fiscal year.

Affirmative	Against	Abstain
6,188,032	116,639	191,743

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

	Affirmative	Against	Abstain
Investment Objectives	4,599,828	453,275	342,673
Diversification	4,695,192	364,847	335,735
Borrowing	4,612,968	426,394	356,412
Senior Securities	4,641,847	386,851	367,077
Concentration	4,643,938	374,195	377,641
Underwriting of Securities	4,668,638	364,471	362,665
Investment in Real Estate	4,682,343	369,145	344,286
Purchase of Commodities	4,651,731	399,277	344,766
Lending	4,619,237	428,304	348,234
Margin Purchases and Short Sales	4,568,161	476,633	350,979
Restricted and Illiquid Securities	4,537,937	481,328	376,509
Investment Other Than in Municipal Securities and Temporary Investment	4,601,869	469,952	323,952

The following were the number of broker non-votes for proposal 3: Investment Objectives (1,100,636), Diversification (1,100,638), Borrowing (1,100,638), Senior Securities (1,100,637), Concentration (1,100,638), Underwriting of Securities (1,100,638), Investment in Real Estate (1,100,638), Purchase of Commodities (1,100,638), Lending (1,100,637), Margin Purchases and Short Sales (1,100,639), Restricted and Illiquid Securities (1,100,639) and Investment in Municipal Securities and Temporary Investment (1,100,639).

Policies and Objective

At the 2004 Annual Shareholder Meeting, the fund's shareholders approved the elimination of the shareholder approval requirement for amending (a) the "investment objective" and (b) the "investment policies" which are not otherwise specifically identified as fundamental.

Based on the approval of all of the 2004 Annual Shareholder Meeting proposals, the following are the fund's fundamental investment policies, effective June 29, 2004.

As a matter of fundamental policy, the fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, the fund's investment objective is classified as nonfundamental, and therefore does not require shareholder approval to be changed.

The fund remains a "nondiversified" fund under the 1940 Act and continues to maintain its current diversification policies, but these policies may be changed without obtaining shareholder approval.

As discussed above, the shareholders also have approved the elimination of certain policies as fundamental, and it is anticipated that Deutsche Investment Management Americas Inc. will recommend to the Board that the following policies be eliminated as being unnecessary:

Margin Purchases and Short Sales The fund is currently prohibited from making short sales of securities or purchasing any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or writing or purchasing put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the prospectus.

If the Board approves the elimination of this restriction, the fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the Securities and Exchange Commission that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the fund to borrow money only as permitted by applicable law.

Restricted and Illiquid Securities The fund is currently prohibited from entering into repurchase agreements or purchasing securities if, as a result: (1) more than 20% of the fund's total assets would be invested in illiquid securities or restricted securities; or (2) more than 10% of total assets would be invested in repurchase agreements maturing in more than seven days.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Investments Other than in Municipal Securities and Temporary Investments The fund is currently prohibited from purchasing securities or from the making of investments other than in municipal securities and temporary investments.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Changes in Officers and Directors

Richard Hale resigned as a Trustee, Chairman and Chief Executive Officer of the fund effective with his retirement on June 18, 2004 as a Managing Director of Deutsche Investment Management Americas Inc., the fund's investment manager.

In anticipation of the resulting vacancies, the Board of Trustees elected William N. Shiebler as Trustee and Chairman of the Board. Mr. Shiebler currently serves as CEO in the Americas of the fund's investment manager. In addition, the Board has elected Julian F. Sluyters, a Managing Director of the fund's investment manager, as Chief Executive Officer of the fund. These elections became effective June 18, 2004. As noted (in the section of this report entitled "Shareholder Meeting Results"), Mr. Shiebler was thereafter elected as a Trustee at the fund's 2004 annual meeting on June 29, 2004.

On May 12, 2004, the Board of Trustees appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	811234-103

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------